SCHEDULE 14A
                                   (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY(AS PERMITTED BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-1(c) or Sec. 240.14a-12


                              PALM DESERT ART, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              PALM DESERT ART, INC.
                     (Formerly DATABASE TECHNOLOGIES, INC.)
                           39-725 Garand Lane, Suite J
                          Palm Desert, California 92211

                                   ----------

                          NOTICE OF THE ANNUAL MEETING
                                 OF STOCKHOLDERS

                                  JULY 14, 1998

To the Stockholders of
Palm Desert Art, Inc:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Palm Desert Art, Inc. (formerly Database Technologies, Inc.) (the "Company") will be held at the Company'S offices at 10:00 a.m. on Tuesday, July 14, 1998, for the purpose of considering and voting upon:

     1. Election of three directors to serve until the next annual meeting and until their successors are duly elected and qualified;

     2. Approval to amend the Company's Certificate of Incorporation to provide for a reverse stock split to decrease the number of issued and outstanding shares from 25,000,000 to 2,500,000 shares;

The close of business on June 9, 1998 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting, and any adjournment.

You are cordially invited to attend the meeting and vote your shares. In the event you cannot attend, please complete, date, sign and return the enclosed proxy in the envelope provided. Your prompt response will be appreciated. A stockholder who executes and returns a proxy in the accompanying form has the power to revoke such proxy at any time prior to the exercise thereof.

By order of the Board of Directors



John Anderholt, Secretary
Palm Desert, California
June ___, 1998

                              PALM DESERT ART, INC.
                     (Formerly DATABASE TECHNOLOGIES, INC.)
                           39-725 Garand Lane, Suite J
                          Palm Desert, California 92211

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 14, 1998

                                   ----------


                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Palm Desert Art, Inc. (formerly Database Technologies, Inc.), a Delaware corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held at the Company's offices at 10:00 a.m. on Tuesday, July 14, 1998 and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 22, 1998.


     Holders of record of the $.001 par value Common Shares of the Company on June 9, 1998 will be entitled to vote at the meeting. On that date, there were 25,000,000 shares of Common Stock, par value $.001 per share, of the Company outstanding, each of which are entitled to one vote. Only holders of record at the close of business on June 9, 1998, will be entitled to vote at the meeting.

     All Common Shares represented by properly executed proxies in the accompanying form received by the Company in sufficient time to permit examination and tabulation before a vote is taken will be voted in accordance with the directions of the shareholder specified on the proxy. IF NO DIRECTIONS HAVE BEEN SPECIFIED BY MARKING THE APPROPRIATE SQUARES ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. A stockholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or in open meeting but without affecting any vote previously taken.

     The holders of Common Shares entitling them to a majority of the voting power of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for conducting business. Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for purposes of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. The affirmative vote of a majority of the shares of common stock present at the Annual Meeting will be required to elect the directors. However, the affirmative vote of a majority of the outstanding shares will be required to amend to the Certificate of Incorporation relating to the reverse stock split.

                                 COMPANY PROFILE

     Until April 22, 1998, Palm Desert Art, Inc. (formerly Database Technologies, Inc.) had been engaged in the business of providing proprietary database products to the insurance industry for claims handling. For the last year or so, the Company had been exploring possible acquisition or merger opportunities.

     On April 22, 1998, the Company closed a transaction with Palm Desert Art Publishers, Ltd., LLC, a limited liability company located in California, pursuant to which Palm Desert Art Publishers Ltd., LLC sold all of its assets to the Company in exchange for 32,763,661 shares of the Company's $.001 par value common stock. In exchange for the assets of Palm Desert Art Publishers, the Company issued 20,083,918 shares of its $.001 par value common stock to Palm Desert. The balance of the shares are to be delivered to Palm Desert Art Publishers upon the Shareholder's approval of a 10-for-1 reverse split of the Company's stock.

     Prior to selling its assets to the Company, Palm Desert Art Publishers, Ltd. was in the art publishing business and had the exclusive rights to publish the artworks of several contemporary artists who are well-recognized in the art community. Palm Desert Art Publishers uses various publishing techniques ranging from the classic, hand-pulled serigraphy to innovative new printing techniques which incorporate hand-painted details. It also maintained a gallery in Palm Desert, California.

     Having acquired substantially all of the assets of Palm Desert Art Publishers, Ltd., Database Technologies, Inc.-- now Palm Desert Art, Inc.--intends to continue to search for intriguing contemporary artists while aggressively growing its gallery and publishing business and reputation through the acquisition of art framing shops, supply houses and galleries nationwide. The Company is preparing to open a second gallery in Tarzana, California in mid-June, 1998. It is the Company's business plan to convert the newly-acquired art framing shops into galleries and to provide off-site framing services through regional centers to take advantage of economies of scale.


     In connection with this transaction, Palm Desert, as the new majority shareholder of the Company, accepted the resignations of Robert A. Boyd and Betty L. Wolfe, former officers and directors of the Company, and, in accordance with the Company's By-Laws, appointed Hugh G. Pike and Jurg Mullhaupt to fill the vacancies created by their resignations. Mr. Allan S. Wolfe remains as a director of the Company. Mr. Pike serves as President and Treasurer of Company, John Anderholt serves as Secretary and Ms. Sandra Mitchell serves as Vice President of Marketing.

     With respect to the company's change of name, immediately prior to closing the transaction with Palm Desert Art Publishers, Ltd., it was discovered that the Company's Certificate of Incorporation had lapsed by proclamation of the State of Delaware for failure to pay franchise taxes. The Company was able to renew and revive its Certificate of Incorporation by paying all past accrued franchise taxes, however, it was required to do so using a new corporate name inasmuch as another company had since registered in Delaware under the name "Database Technologies." Accordingly (and in contemplation of the transaction with Palm Desert Art Publishers, Ltd.), the Company renewed and revived its Certificate of Incorporation using the name "Palm Desert Art, Inc." and is presently in good standing in the State of Delaware.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors consists of three directors. At the July 14, 1998 Annual Meeting, the stockholders will elect three directors to hold office until the next Annual Meeting of Shareholders.

     The three persons who have been nominated for election as directors are Hugh G. Pike, Allan S. Wolfe, and Jurg Mullhaupt, all of whom presently are directors of the Company. It is the intention of the holders of the proxies in the accompanying form to vote for the election of these three nominees, unless authorization to do so is withheld. The holders of the proxies may, in their discretion, vote for substitute nominees in the event that any nominee becomes unable to serve for any reason presently unknown.

                                    NOMINEES

                        Directors and Executive Officers

                               Age                     Position
                               ---                     --------

Hugh G. Pike                   60                 Chairman of the Board
                                                  President and Treasurer

Allan S. Wolfe                 66                 Director

Jurg Mullhaupt                 50                 Director


                               BUSINESS EXPERIENCE

HUGH G. PIKE, age 60, is the President, Treasurer, and Chairman of the Board of Directors. He has served in these capacities since April 22, 1998, the date upon which the Company purchased the assets of Palm Desert Art Publishers, Ltd., LLC, which owned and operated an art gallery and owned the exclusive right to publish the artwork of several contemporary artists and which is now the Company's majority shareholder. Mr. Pike had been the President of Palm Desert Art Publishers, Ltd. LLC since April 1997. For approximately ten years prior to that time, Mr. Pike provided consulting services to the real estate industry. Mr. Pike is the father-in-law to Mr. Mullhaupt who is also a Director of the Company.

ALLAN S. WOLFE, age 66, is the President of Dataware Technologies, LLC, a New Hampshire limited liability company which provides software data to the insurance industry. From November 1988 to April 22, 1998, Mr. Wolfe served as President, Treasurer and Chairman of the Board and was a majority shareholder of the Company. Prior to that time, Mr. Wolfe had been Chief Executive Officer of Pathfinder Data Group, Inc., a company which provided insurance replacement and software data. From 1980 to 1984, Mr. Wolfe was Vice President of Audio of New England, Inc., a corporation engaged in the same business as Pathfinder, as well as the retailing of hi-fi equipment to the public.

JURG MULLHAUPT, age 50, has been a Director of the Company since April 22, 1998. Mr. Mullhaupt is President and Chief Executive Officer of First National
Environmental Technologies Inc., a privately-held company which provides equipment and consulting services to municipalities in connection with their underground infrastructure for the delivery of water. Mr. Mullhaupt is the son-in-law of Mr. Pike, the Company's President and Chairman of the Board.

The terms of office all of Directors of the Company are from the time of election until the next annual meeting of stockholders, and until their respective successors are elected and qualified as provided in the By-Laws of the Company. All officers hold office at the pleasure of the Board of Directors.


INFORMATION CONCERNING THE BOARD OF DIRECTORS

     There were three meetings of the Board of Directors during the last fiscal year. In addition the board acted on a number of occasions by unanimous written consent. Each of the Directors of the Company attended all of the meetings of the Board of Directors, and committees of which they were a member that were held in the last fiscal year.

     The Company does not have a standing audit, nominating and/or compensation committee or any other committees performing similar functions.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to each person known to the management of the Company who are the beneficial owners of more than five percent of the common stock of the Company, that which is owned by each director and officer of the Company and that which is owned by all directors and officers of the Company as a group, 4 persons, as of June 9, 1998.


Name and Address                    Amount and Nature                Percent
of Beneficial Owner              of Beneficial Ownership            of Class
-------------------              -----------------------            --------

Non-Management
Beneficial Owners:

      Palm Desert Art                 20,083,918                     80.34%
        Publishers, Ltd.(1)
        39-725 Garand Lane,
        Suite J
        Palm Desert, CA

      Sencorp Ltd.(2)                  2,450,000                      9.80
        National Westminster
        Bank Building
        57/63 Line Wall Road
        P. O. Box 199
        Gibraltar

Directors/Officers:

      Hugh G. Pike                             0                      0.00%

      Allan S. Wolfe(3)                1,313,658                      5.25%

      Jurg Mullhaupt                           0                      0.00%

      John Anderholt
                                               0                      0.00%


Directors/Officers as a Group:         1,313,658                      5.25%

     (1) As reported in Schedule 13-D relating to events as of April 22, 1998, filed with the Securities and Exchange Commission, 20,083,918 shares of the company are held by Palm Desert Art Publishers, Ltd., LLC, ("PDAP") of which Elaine Mullhaupt is a member. Ms. Mullhaupt is the daughter of Hugh G. Pike and is the wife of Jurg Mullhaupt. Mr. Pike is the President and Director of the Company and is President of PDAP. Mr. Mullhaupt is a director of the Company. PDAP has sole voting and dispositive power with respect to all shares held by PDAP.

     (2) As reported in Schedule 13-D relating to events as of April 24, 1998 filed with the Securities and Exchange Commission, 2,450,000 shares of the Company's Common Stock is held by Sencorp Ltd., a privately-held trading company which has sole voting and dispositive power over all shares held.

     (3) Allan S. Wolfe holds 1,312,658 shares of the Company's Common Stock. His wife, Betty L. Wolfe, a former director and officer of the company, holds 1,000 shares. In the aggregate, they have voting and dispositive power over 1,313,658 shares held by them, respectively.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On April 22, 1998, the Company sold to Allan S. Wolfe (a shareholder, director, former officer and creditor of the Company) certain software assets of the Company together with a promissory note from the Company in favor of Mr. Wolfe in the amount of $90,000 in exchange for which Mr. Wolfe agreed to discharge the Company's debt to him in the amount of $184,000. To induce Mr. Wolfe to accept the Company's promissory note, the Company's majority shareholder, Palm Desert Art Publishers, Ltd., LLC, agreed to guaranty payment of the note and pledged to Mr. Wolfe as security for the guaranty all shares of the capital stock of the Company which Palm Desert Art Publishers, Ltd., LLC had acquired under the Asset Purchase and Subscription Agreement between itself and the Company.

                             EXECUTIVE COMPENSATION

The following table shows all remuneration in excess of $100,000 paid by the Company during the fiscal year ending April 30, 1998, to all directors and officers as a group:

                                                                 Cash and Cash
                                                                 Equivalent Forms
                                                                 of Remuneration
                                                                 ---------------
                                                                 Securities or
                                                                 Property
Name of                                                          Insurance
Individual                             Salaries, Fees            Benefits or               Aggregate
or Number            Capacities        Directors Fees            Reimbursement             Contingent
of Persons           in which          Commissions &             Personal                  Form of
in Group             Served            Bonuses                   Benefits                  Remuneration
--------             ------            -------                   --------                  ------------
All Directors
and Officers
as a Group
(pre-4/22/98)                            NONE                       NONE                      NONE


All Directors
and Officers
as a Group
(post-4/22/98)                           NONE                       NONE                      NONE

                              MANAGEMENT PROPOSAL I

The Board of Directors has proposed an amendment to the Certificate of Incorporation which provides for the decrease in the number of outstanding shares (par value $.001) from 25,000,000 to 2,500,000 shares by way of a 10-for-1 reverse stock split. Delaware Corporation Law requires the affirmative vote of a majority of the outstanding and eligible shares to amend to the Certificate of Incorporation relating to a reverse stock split.

The Board of Directors has determined this to be the best course of action as it will provide the Company with the ability to issue more stock to raise capital or to exchange shares for possible future acquisitions. The Company is currently negotiating with four different individuals and/or entities relating to potential acquisition of up to ten art framing shops and galleries.

The Board of Directors proposes the following resolution:

     RESOLVED, that the Board of Directors is hereby authorized to take any and all action necessary to effect a 10-for-1 reverse stock split of the Company's $.001 par value Common Stock from 25,000,000 issued and outstanding to 2,500,000.

                                  ANNUAL REPORT

A copy of the  Company's  Annual  Report  for the  year  ended  April  30,  1998 accompanies this Proxy Statement but does not constitute part of the proxy solicitation material.

ANY PERSON FROM WHOM PROXIES FOR THIS MEETING ARE SOLICITED MAY OBTAIN FROM THE COMPANY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED APRIL 30, 1997, INCLUDING THE FINANCIAL STATEMENTS THEREIN AND THE RELATED SCHEDULES, BY WRITTEN REQUEST ADDRESSED TO HUGH G. PIKE, PALM DESERT ART, INC. 39-725 GARAND LANE, SUITE J, PALM DESERT, CALIFORNIA 92211. ANY SUCH REQUEST FROM A BENEFICIAL OWNER OF STOCK NOT REGISTERED IN HIS/HER NAME MUST CONFIRM THAT HE/SHE WAS A BENEFICIAL OWNER OF SUCH STOCK ON JUNE 9, 1998.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Berry, Dunn, McNeil & Parker has served as the Company's independent public accountants during the year ended April 30, 1998. A representative of Berry, Dunn, McNeil & Parker is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the meeting other than those described above. If any other matter should properly come before the meeting, or any adjournment thereof, it is intended that the shares represented by proxies in the accompanying form will be voted by the holders of the proxies in their discretion.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain officers, directors, and regular employees of the Company without extra compensation by telephone telegraph or personal interview. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse any forwarding expenses.

                              STOCKHOLDER PROPOSALS

A proposal by a shareholder intended for inclusion in the Company's proxy statement and form of proxy for the next Annual Meeting of Stockholders must, in accordance with applicable regulations of the Securities and Exchange
Commission, be received by the Company at 39-725 Garand Lane, Suite J, Palm Desert, California 92211, on or before February 1, 1999, in order to be eligible for such inclusion. The 1999 Annual Meeting of Shareholders is presently scheduled to be held on June 30, 1999.


                                             By Order of the Board of Directors,



                                             -----------------------------------
                                             John Anderholt, Secretary



Palm Desert, California
June __, 1998

                                    APPENDIX

                              PALM DESERT ART, INC.
                     (Formerly DATABASE TECHNOLOGIES, INC.)

                                      PROXY
                        FOR THE HOLDERS OF COMMON SHARES

                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF PALM DESERT ART, INC.
                     (FORMERLY DATABASE TECHNOLOGIES, INC.)
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON July 14, 1998

The undersigned shareholder of PALM DESERT ART, INC. (formerly Database Technologies, Inc.), a Delaware corporation (the "Company"), hereby appoints Hugh G. Pike, Allan S. Wolfe or Jurg Mullhaupt, and each of them, attorneys of the undersigned, with power of substitution, to vote all the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, July 14, 1998 and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. A Vote FOR proposals 1 and 2 is recommended. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. If no direction is specified, this proxy will be voted for Proposals 1 and 2.

The   above-named   Attorneys  and  Proxies  are  instructed  to  vote  all  the undersigned's shares as follows:

1.   THE ELECTION OF DIRECTORS:

______ For the Election of All Nominees Listed Below. (except as marked to the Contrary Below*)

______    Withhold Authority to Vote for All Nominees Listed Below.

                                    Nominees
                                    --------

       Hugh G. Pike                Allan S. Wolfe              Jurg Mullhaupt

*(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE).

2.   THE REVERSE STOCK SPLIT:

To  consider  and  approve  an  amendment  to  the  Company's   Certificate   of
Incorporation to provide for a reverse stock split to decrease the number of issued and outstanding shares from 25,000,000 to 2,500,000 shares.

          FOR ___            AGAINST ___              ABSTAIN ___

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.



                Dated this ____ day of _________________, 1998.


                 _________________________________________________
                Signature(s) of Stockholder(s)


                 _________________________________________________
                Please print name


                 _________________________________________________
                 Please print name



Please complete, date and sign exactly as your name(s) appear on your stock certificate. Joint owners should each sign personally. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. For shares held by a corporation, please affix its corporate seal.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY TO:

          STOCK TRANSFER COMPANY OF AMERICA P.O.
          BOX 515943
          DALLAS, TEXAS 75251

PROMPTLY USING THE ENCLOSED ENVELOPE.


                                        2